UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

SCOPUS BIOPHARMA INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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420 Lexington Avenue, Suite 300
New York, New York, 10170
(212) 479-2513
September 16, 2021
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Scopus BioPharma Inc., a Delaware corporation (the “Company”). The meeting will be held on Friday, October 8, 2021 at 1:00 P.M. Eastern Time. In light of the COVID-19 pandemic, for the safety of all, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.
To participate in the Annual Meeting virtually via the Internet, please visit www.cesonlineservices.com/scps21_vm. In order to attend, you must register in advance at www.cesonlineservices.com/scps21_vm prior to the deadline of October 7, 2021 at 1:00 P.M. Eastern Time. Upon completing your registration, you will receive further instructions via email. You will not be able to attend the Annual Meeting in person.
The Company’s Proxy Statement (the “Proxy Statement”) contains important information. We strongly encourage you to read the accompanying Proxy Statement carefully and to use the enclosed WHITE proxy card to vote “FOR” the nominees recommended by the Company’s board of directors (the “Board”) and in accordance with the Board’s recommendations on the other proposal, as soon as possible. You may vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting. For your convenience, you may also vote your shares via the Internet or by a toll-free telephone number by following the instructions on the enclosed WHITE proxy card. Please see the notice that follows for more information.
Your vote is particularly important at this year’s Annual Meeting. On May 9, 2021, Morris C. Laster, M.D. (“Dr. Laster”), a former officer and director of the Company, whose resignation from such positions was accepted in June 2020 by the Company, provided notice to the Company of his intention to nominate two nominees to stand for election as directors of the Company at the Annual Meeting, in opposition to the nominees recommended by the Board. After careful review and consideration, including in consultation with its advisors, the Board determined that voting “FOR” Dr. Laster’s nominees is not in the best interests of the Company or its stockholders. Accordingly, the Board recommends that you vote “FOR” the election of each of the two nominees proposed by the Board on your WHITE proxy card.
If your shares are held in street name through a broker, bank, trustee or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee how to vote your shares. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank, trustee or other nominee provides you with Dr. Laster’s proxy materials, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of two Class A directors (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank, trustee or other nominee does not provide you with Dr. Laster’s proxy materials, without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). Proposal 1 relating to the election of directors is considered a non-routine matter.

For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.
Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, after receiving the Proxy Statement and other proxy materials, please vote as promptly as possible on the enclosed WHITE proxy card to ensure your representation and the presence of a quorum at the Annual Meeting. Only stockholders who held shares at the close of business on the record date, Monday, August 16, 2021, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone, or by signing, dating and returning the enclosed WHITE proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, please complete and return the WHITE voting instruction form provided to you by such broker or other intermediary, or, if permitted by such broker or other intermediary, you may vote via the Internet or by telephone as instructed by such broker or other intermediary. If you wish to attend the Annual Meeting virtually and vote your shares, you will need to contact your broker directly in order to obtain a valid legal proxy issued to you by your nominee holder. On behalf of the Board, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting virtually.
Holders of shares as of the close of business on August 16, 2021, the record date for the Annual Meeting, are urged to submit a WHITE proxy card, even if your shares were sold after such date.
Thank you for your continued support. If you have any questions, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor assisting us in connection with the Annual Meeting:
Morrow Sodali
509 Madison Avenue, Suite 1206
New York, New York 10022
Call Collect: (203) 658-9400
Call Toll Free: (800) 662-5200
Email: SCPS@investor.morrowsodali.com
Thank you for your support of our company. I look forward to your virtual participation at the Annual Meeting.
Sincerely,
/s/ Joshua R. Lamstein

Joshua R. Lamstein
Chairman and Director

SCOPUS BIOPHARMA INC.
420 Lexington Avenue, Suite 300
New York, New York, 10170
(212) 479-2513
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 8, 2021
The Annual Meeting of Stockholders (the “Annual Meeting”) of Scopus BioPharma Inc., a Delaware corporation (the “Company”), will be held on Friday, October 8, 2021, at 1:00 P.M. Eastern Time, to be conducted in a virtual format only via live audio webcast at www.cesonlineservices.com/scps21_vm. There is no physical location for the Annual Meeting.
	Annual Meeting Proposals	Recommendation of the Board
(1)	Election of two directors to serve as Class A directors on our Board of Directors to serve until our 2024 Annual Meeting of Stockholders or until successors have been duly elected and qualified.	FOR each of the Company’s nominees listed on the WHITE proxy card
(2)	Ratification of the appointment of Citrin Cooperman & Company, LLP as our independent registered public accounting firm for the 2021 fiscal year.	FOR
Stockholders are referred to the Company’s proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting.
The Company’s board of directors (the “Board”) has fixed the close of business on Monday, August 16, 2021, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten calendar days prior to the Annual Meeting and online during the Annual Meeting.
Please note that Morris C. Laster, M.D. (“Dr. Laster”), a former officer and director of the Company, whose resignation from such positions was accepted in June 2020 by the Company, provided notice to the Company of his intention to nominate two nominees to stand for election as directors of the Company at the Annual Meeting.
The Board recommends a vote “FOR” the election of each of the Board’s nominees on the enclosed WHITE proxy card. Please sign and date the enclosed WHITE proxy card and return it in the postage-paid envelope provided or you can vote via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.
YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.
If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting virtually, we request that you complete, date, sign and mail the enclosed WHITE proxy card in accordance with the instructions set forth therein, or vote via the Internet or telephone by following the instructions provided on the enclosed WHITE proxy card, to ensure that your shares will be represented at the Annual Meeting.
If your shares are held in the name of a broker, trust, bank or other nominee, please complete and return the WHITE voting instruction form provided to you by such broker or other intermediary, or, if permitted by such broker or other intermediary, you may vote via the Internet or by telephone as instructed by such broker or other intermediary. If you wish to attend the Annual Meeting virtually and vote your shares, you will need to contact your broker directly in order to obtain a valid legal proxy issued to you by your nominee holder.

By Order of the Board of Directors,
/s/ Joshua R. Lamstein

Joshua R. Lamstein
Chairman and Director
If you have any questions regarding this information or the accompanying proxy materials, please contact Morrow, our proxy solicitor assisting us in connection with the Annual Meeting, by calling collect at (203) 658-9400 or toll-free at (800) 662-5200 or by emailing SCPS@investor.morrowsodali.com.
A copy of this Notice of 2021 Annual Meeting of Stockholders and the accompanying Proxy Statement is being sent to stockholders beginning on or about September 16, 2021.

SCOPUS BIOPHARMA INC.
420 Lexington Avenue, Suite 300
New York, New York, 10170
(212) 479-2513
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 8, 2021
Unless the context otherwise requires, references in this proxy statement (“Proxy Statement”) to “we,” “us,” “our,” “the Company,” or “Scopus” refer to Scopus BioPharma Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “Common Stock” are to the Company’s Common Stock, par value $0.001 per share, and references to “stockholders” are to the holders of the Common Stock.
The accompanying proxy is solicited by the board of directors (the “Board”) on behalf of Scopus BioPharma Inc. to be voted at the 2021 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on Friday, October 8, 2021, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated September 16, 2021 and are expected to be first sent or given to stockholders on or about September 16, 2021.
The executive offices of the Company are located at, and the mailing address of the Company is, 420 Lexington Avenue, Suite 300, New York, New York, 10170.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 8, 2021:
On or about September 16, 2021, we began mailing printed copies of the proxy materials and our Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2020 (collectively, the “2020 Annual Report”) to stockholders of record as of August 16, 2021. The proxy materials and the 2020 Annual Report are also available free of charge at the following website: www.cesonlineservices.com/scps21_vm. You may also obtain these materials at the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of these proxy materials.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. All statements contained in this Proxy Statement, other than statements of historical fact, including statements regarding our future operating results and financial position, our business strategy and plans, potential growth or growth prospects, future research and development, sales and marketing and general and administrative expenses, and our objectives for future operations, are forward-looking statements. Words such as “believes,” “may,” “will,” “estimates,” “potential,” “continues,” “anticipates,” “intends,” “expects,” “could,” “would,” “projects,” “plans,” “targets,” and variations of such words and similar expressions are intended to identify forward-looking statements.
We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” described in Item 1A of the Company’s 2020 Annual Report. Readers are urged to carefully review and consider the various disclosures made in this Proxy Statement and the Annual Report and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should not consider the risks described in Item 1A of the Annual Report to be a complete statement of all potential risks and uncertainties. In light of these risks, uncertainties, and assumptions, the future events and circumstances discussed in this Proxy Statement and Annual Report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.
You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. In addition, the forward-looking statements in this Proxy Statement are made as of the date of this filing, and we do not undertake, and expressly disclaim any duty, to update such statements for any reason after the date of this Proxy Statement or to conform statements to actual results or revised expectations, except as required by law.
You should read this Proxy Statement and the documents that we reference herein and have filed with the SEC as exhibits to this Proxy Statement with the understanding that our actual future results, performance, and events and circumstances may be materially different from what we expect.

Page
ABOUT THE ANNUAL MEETING	4
BACKGROUND OF SOLICITATION	10
PROPOSAL 1: ELECTION OF DIRECTORS	12
CORPORATE GOVERNANCE	19
Code of Business Conduct and Ethics	19
Composition of our Board of Directors	19
Director Independence	19
Board Committees, Meetings and Attendance	19
Communications with Directors	22
Family Relationships	22
Involvement in Certain Legal Proceedings	22
DIRECTOR COMPENSATION	23
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT	24
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	27
MANAGEMENT AND EXECUTIVE COMPENSATION	29
AUDIT COMMITTEE MATTERS	32
Audit Committee Report	32
Fees to Independent Registered Public Accounting Firm	33
Pre-Approval of Audit and Non-Audit Services	34
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CITRIN COOPERMAN & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR	35
OTHER BUSINESS	36
HOUSEHOLDING	36
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	36
ANNUAL REPORT	36
WHERE YOU CAN FIND MORE INFORMATION	37

ABOUT THE ANNUAL MEETING
What is a proxy?
A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a valid legal proxy from your broker or nominee in order to vote your shares at the Annual Meeting.
What matters will be acted upon at the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:
(1)
Election of two directors to serve as Class A directors on our Board of Directors to serve until our 2024 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 1”).

(2)
Ratification of the appointment of Citrin Cooperman & Company, LLP as our independent registered public accounting firm for the 2021 fiscal year (“Proposal 2”).

In addition, stockholders will act on such other proper business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.
What does it mean if I receive more than one proxy card?
Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each WHITE proxy card to ensure that all of your shares are voted.
Please sign and date the enclosed WHITE proxy card and return it in the postage-paid envelope provided or you can vote via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. If you have any questions or need assistance voting, please call Morrow Sodali LLC (“Morrow”), Scopus’s proxy solicitor, by calling collect at (203) 658-9400 or toll-free at (800) 662-5200 or by emailing SCPS@investor.morrowsodali.com.
What is the record date and what does it mean?
The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on Monday, August 16, 2021 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 18,094,264 shares of Common Stock were issued and outstanding.
Who is entitled to vote at the Annual Meeting?
Holders of Common Stock at the close of business on the Record Date may vote at the Annual Meeting.
What are the voting rights of the stockholders?
Each holder of Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Annual Meeting. Our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) prohibits cumulative voting rights.
The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the Chairman of the meeting may adjourn the meeting from time to time to another place, if any, date or time.

What is the difference between a stockholder of record and a “street name” holder?
If your shares of Common Stock are registered directly in your name with Continental Stock Transfer and Trust Company (“Continental”), the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. This Proxy Statement and the enclosed WHITE proxy card have been mailed directly to each stockholder of record of the Common Stock.
If your shares of Common Stock are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” This Proxy Statement and a WHITE voting instruction form has been forwarded to each “street name” holder by their broker, bank or other nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares. Please follow the instructions included on that form regarding how to instruct your broker, bank or other nominee to vote your shares. If you do not give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee can only vote your shares with respect to “routine” matters (as described below).
What is a broker non-vote?
Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Because of the contested nature of the proposals, under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, to the extent your broker, bank, trustee or other nominee provides you with Dr. Laster’s proxy materials, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank, trustee or other nominee does not provide you with Dr. Laster’s proxy materials, without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the Annual Meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the WHITE voting instruction form.
How do I vote my shares?
If you are a record holder, you may vote your shares at the Annual Meeting or by proxy. You may choose one of the following methods to vote your shares:
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During the meeting: you may vote your shares through the Annual Meeting portal at www.cesonlineservices.com/scps21_vm. To attend the Annual Meeting virtually, you must register in advance at www.cesonlineservices.com/scps21_vm prior to the deadline of October 7, 2021 at 1:00 P.M. Eastern Time. Please have your Stockholder Control Number, which can be found on the WHITE proxy card that is sent to you, when you vote online during the Annual Meeting.

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Via Internet: as prompted by the menu found at www.proxyvoting.com/scps, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the WHITE proxy card that is sent to you, when you access this voting site.

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Via telephone: call (888) 887-2965 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the WHITE proxy card that is sent to you, when you call.

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Via mail: complete and sign the accompanying WHITE proxy card and return it in the postage-paid envelope provided. If you submit a signed WHITE proxy card without indicating your vote, the proxies named therein will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua R.Lamstein and Robert J. Gibson to serve as the proxies for the Annual Meeting.
Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” the election of Raphael (“Rafi”) Hofstein, Ph.D. and David S. Battleman, M.D. as Class A directors and “FOR” Proposal 2 in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their discretion.
If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares virtually at the Annual Meeting, you must register in advance at www.cesonlineservices.com/scps21_vm prior to the deadline of October 7, 2021 at 1:00 P.M. Eastern Time. Please have your Stockholder Control Number, which can be found on the voter instruction form, when you access the website. You will be required to obtain a legal proxy from your broker, bank or other nominee and submit a copy in advance of the Annual Meeting. Further instructions will be provided to you as part of the registration process. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to register prior to the deadline of October 7, 2021 at 1:00 P.M.Eastern Time and obtain a legal proxy from your bank, broker or other nominee, you will not be able to vote your nominee-held shares during the Annual Meeting.
Who counts the votes?
All votes will be tabulated by First Coast Results, Inc. the independent inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.
Can I vote my shares virtually at the Annual Meeting?
Yes. If you are a stockholder of record, you may vote your shares virtually during the meeting by following the instructions under “How do I vote my shares?”.
If you hold your shares in “street name,” you may vote your shares virtually during the meeting if you have obtained a “legal” proxy by following the instructions under “How do I vote my shares?”.
Even if you currently plan to attend virtually the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend virtually the Annual Meeting or are unable to attend.
What are my choices when voting?
When you cast your vote on:
Proposal 1:    You may vote for all director nominees or may withhold your vote as to one or more director nominees.
Proposal 2:    You may vote for the proposal, against the proposal or abstain from voting on the proposal.
What are the Board’s recommendations on how I should vote my shares?
The Board recommends that you vote your shares as follows:
“FOR” the election of Raphael (“Rafi”) Hofstein, Ph.D. and David S. Battleman, M.D. as Class A directors.

“FOR” the ratification of the appointment of Citrin Cooperman & Company, LLP as our independent registered public accounting firm for the 2021 fiscal year.
What if I do not specify how I want my shares voted?
If you are a record holder who returns a completed WHITE proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies named therein will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:
“FOR” the election of Raphael (“Rafi”) Hofstein, Ph.D. and David S. Battleman, M.D. as Class A directors.
“FOR” the ratification of the appointment of Citrin Cooperman & Company, LLP as our independent registered public accounting firm for the 2021 fiscal year.
If you are a “street name” holder and do not provide voting instructions on one or more proposals, to the extent your broker, bank, trustee or other nominee provides you with Dr. Laster’s proxy materials, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank, trustee or other nominee does not provide you with Dr. Laster’s proxy materials, without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the WHITE voting instruction form.
Can I change my vote?
Yes. If you are a record holder, you may revoke a previously submitted proxy card at any time before it is voted at the Annual Meeting by any of the following means:
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Virtually attending the Annual Meeting and voting again online during the Annual Meeting. Your virtual attendance at the Annual Meeting will not by itself revoke a proxy card. You must vote your shares online during the Annual Meeting to revoke your proxy card.

•
Completing and submitting a new valid proxy card bearing a later date.

•
Voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy card that is submitted prior to the Annual Meeting will be counted).

•
Giving written notice of revocation to the Company addressed to Robert J. Gibson, Vice Chairman, at the Company’s address above, which notice must be received by Mr. Gibson prior to the Annual Meeting.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.
What votes are required to approve each proposal?
Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees (i.e., the two director nominees who receive the most votes will be elected). Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the votes cast for or against the proposal. A majority of the votes cast means that the number of shares voted “for” the proposal must exceed the votes cast “against” such proposal.
How are abstentions and broker non-votes treated?
Any stockholder who is present at the Annual Meeting, either in person, which would include virtual attendance at the Annual Meeting, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares may be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”.
An abstention or failure to instruct your broker how to vote with respect to Proposal 1 will not be counted as an affirmative or negative vote in the election of directors and will have no effect on the outcome of the vote with respect to Proposal 1. An abstention or broker non-vote with respect to Proposal 2 will likewise not be counted as an affirmative or negative vote against the proposal and will have no effect on the outcome of the vote on such proposals. To the extent your broker, bank, trustee or other nominee provides you with Dr. Laster’s proxy materials, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank, trustee or other nominee does not provide you with Dr. Laster’s proxy materials, without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the Annual Meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). For non-routine matters, your shares will not be voted without your specific voting instructions.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?
No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers, directors, certain employees or other agents of the Company to ask for proxies, as described below.
All expenses in connection with the solicitation of proxies for the Annual Meeting will be paid by the Company. We have engaged Morrow to solicit proxies for an estimated fee of $100,000 plus reimbursement for out-of-pocket costs. Morrow estimates that approximately 35 of its employees will assist in the Company’s proxy solicitation. In addition, officers, directors, certain employees or other agents of the Company may solicit proxies in person, by telephone, e-mail, text message, facsimile, personal calls or other electronic means. We will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of the Company’s Common Stock this Proxy Statement and the WHITE proxy card, and any other materials related to the Annual Meeting, including, copies of our 2020 Annual Report, and, upon request, the Company will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith. Our aggregate expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of our officers and regular employees and excluding any litigation referred to in “Involvement in Certain Legal Proceedings”, are expected to aggregate to approximately $450,000, of which approximately $200,000 has been incurred to date.
Are there any other matters to be acted upon at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the WHITE proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and in their discretion on such matters.

Where can I find voting results?
We will disclose voting results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final voting results are unavailable at that time, then we intend to file a Current Report on Form 8-K to disclose preliminary voting results and file an amended Current Report on Form 8-K within four business days after the date the final voting results are available.
Who can help answer my questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions or need assistance in voting your shares, please contact Morrow, Scopus’s proxy solicitor, by calling collect at (203) 658-9400 or toll-free at (800) 662-5200 or by emailing SCPS@investor.morrowsodali.com.

BACKGROUND OF SOLICITATION
In 2017, HCFP, a merchant and investment bank, was approached by Morris C. Laster, M.D. to explore HCFP’s interest in jointly pursuing potential healthcare opportunities. Dr. Laster was aware that HCFP had an interest in exploring healthcare technologies derived from leading research and academic institutions, including possible opportunities in Israel, where Dr. Laster is based. Dr. Laster was aware of HCFP’s highly distinctive and successful financing strategies, including for early-stage healthcare companies. In particular, Dr. Laster was aware of HCFP’s role in co-founding PAVmed Inc. (Nasdaq: “PAVM”) and leading PAVM’s initial public offering on Nasdaq less than two years later.
Dr. Laster had previously identified a technology (“MRI-1867”) available to be licensed from the National Institutes of Health (the “NIH”). A license to obtain rights to the intellectual property from the NIH for certain disease indications (the “NIH License”) was secured in July 2017. Scopus was co-founded by HCFP and Dr. Laster to facilitate the financing and development of this technology.
HCFP and certain of its affiliates (collectively, “HCFP”) invested the initial capital in Scopus and also arranged for additional investments by HCFP, its partners, shareholders and co-investors. As time elapsed, Dr. Laster became increasingly resistant to coming to the United States in furtherance of the Company’s business. During the summer of 2019, the Company hired an additional senior officer, Ashish Sanghrajka, who was based in the United States.
Over time, Dr. Laster’s attention to Scopus continued to wane. In June 2020, Dr. Laster submitted his resignation from certain positions with the Company. Although Dr. Laster continued to hold various other positions with the Company and its subsidiaries, Dr. Laster had limited involvement with the Company. Top management of the Company had limited communication with Dr. Laster, despite repeated outreach, from the time of his resignation until the Company’s successful initial public offering in December 2020. Dr. Laster, both directly and indirectly, sought certain information about the Company, including his ownership and the ownership of certain members of his family in the Company, while refusing to engage on other matters, including resolution of various other matters on which Dr. Laster and the Company do not agree.
On March 31, 2021, Dr. Laster resigned from his position on the Scientific Advisory Board of the Company. On such date, Dr. Laster also resigned as an officer and director of Scopus Israel. On April 1, 2021, Dr. Laster filed a lawsuit against the Company in the Delaware Court of Chancery with respect to ownership of 3,500,000 shares of our Common Stock. On April 5, 2021, Dr. Laster resigned from his position as CEO of Vital Spark, Inc., a wholly-owned subsidiary of the Company. On April 7, 2021, Dr. Laster filed a Schedule 13D stating, among other things, that Dr. Laster intended to vote against the future election of members of Scopus’ current Board.
On April 29, 2021, the Company announced that (i) the Annual Meeting would be held on July 16, 2021, (ii) in order for stockholder proposals of business and director nominations (including director nominations under the Company’s proxy access bylaw) to be presented at the Annual Meeting (other than by means of inclusion in the Company’s proxy materials under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), notice must be delivered to the Company’s Secretary no later than May 9, 2021, and (iii) for stockholder proposals intended for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, notice must be given to the Company’s Secretary no later than May 14, 2021. On May 9, 2021, Dr. Laster submitted nominations for Messrs. Mordechai Saar Hacham and Joshua Levine for election to the Board at the Annual Meeting, which nominations were subsequently disclosed in an amendment to the Schedule 13D filed by Dr. Laster on May 12, 2021.
On May 26, 2021, the Company announced that it would be rescheduling the Annual Meeting, which was previously scheduled for July 16, 2021, and would announce the new date, time and location of the Annual Meeting once determined by the Board. On June 1, 2021, the Company announced that (i) the Annual Meeting had been rescheduled for October 8, 2021, (ii) in order for stockholder proposals of business and director nominations (including director nominations under the Company’s proxy access bylaw) to be presented at the Annual Meeting (other than by means of inclusion in the Company’s proxy materials under Rule 14a-8 under the Exchange Act), notice must delivered to the Company’s Secretary no later than

June 10, 2021, and (iii) for stockholder proposals intended for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, notice must be delivered to the Company’s Secretary no later than June 25, 2021. On June 7, 2021, Dr. Laster resubmitted nominations for Messrs. Mordechai Saar Hacham and Joshua Levine for election to the Board at the Annual Meeting in connection with the rescheduled date for the Annual Meeting.
During the summer of 2021, representatives of the Company have attempted to engage in discussions with representatives of Dr. Laster in an effort to reach a collaborative resolution to avoid a potential proxy contest. However, to date, the parties have not engaged in substantive discussions. On August 25, 2021, the Board approved the filing of the preliminary proxy statement, with one director, Mr. Sanghrajka, voting against both the Board’s slate of directors and the filing of the preliminary proxy statement. On August 26, 2021, the Company filed the preliminary proxy statement with the SEC.
On September 16, 2021, the Company filed this definitive proxy statement with the SEC and commenced mailing of this definitive proxy statement to stockholders.

PROPOSAL 1: ELECTION OF DIRECTORS
Our board of directors currently consists of nine members. In accordance with our Certificate of Incorporation, our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the annual meeting that is three years following the election.
Our Certificate of Incorporation provides that the authorized number of directors comprising our board of directors shall be fixed by a majority of the total number of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the classes as nearly equally as possible. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. There are no family relationships among any of our directors or executive officers.
Accordingly, this year, the Board has nominated two nominees for re-election as Class A directors: Raphael (“Rafi”) Hofstein, Ph.D. and David S. Battleman, M.D., whose current terms as directors will expire at the Annual Meeting.
The following table contains the class and term, name, and age of our directors as of August 16, 2021. In addition, Appendix A sets forth information relating to our directors, nominees for directors and certain of our officers and employees who may be considered “participants” in our solicitation of proxies under the applicable SEC rules by reason of their position as directors or officers of the Company, as nominees for directors or because they may be soliciting proxies on our behalf.
Class and Term Expiration	Directors	Age
Class A (2021)	Raphael (“Rafi”) Hofstein, Ph.D. David S. Battleman, M.D.	72 55

Class B (2022)	Joshua R. Lamstein David A. Buckel Ashish P. Sanghrajka Paul E. Hopper	52 59 48 65

Class C (2023)	Ira Scott Greenspan Robert J. Gibson David Weild IV	62 41 64
At the Annual Meeting, our stockholders will consider and vote upon the re-election of Raphael (“Rafi”) Hofstein, Ph.D. and David S. Battleman, M.D., (collectively, the “Company Nominees”) to serve as Class A directors. If re-elected, these Company Nominees will serve for a three-year term that will expire at our 2024 annual meeting of stockholders. Our Board believes that the Company Nominees possess personal and professional integrity, good judgment, a high level of ability and business acumen.
The Company’s Bylaws generally provide that the election of a director nominee will be by a majority of the votes cast at a meeting of stockholders by the holders of stock entitled to vote in the election. However, if the Company’s Secretary determines that the number of nominees for director exceeds the number of directors to be elected, the election of a director nominee will be by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. Our Secretary has determined that the election at the Annual Meeting is a contested election because the nomination of Dr. Laster’s nominees means that the number of nominees exceeds the number of directors to be elected. Accordingly, the provisions of the Bylaws relating to majority voting for directors will not be applicable to the Annual Meeting and pursuant to the Bylaws, plurality voting will apply at the Annual Meeting. Accordingly, the two director nominees receiving the highest number of shares of Common Stock voted “FOR” the nominee’s election will be elected to the Board. Shares of Common Stock that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

The biographies of the Company Nominees for Class A (for terms expiring in 2024) are as follows:
Raphael (“Rafi”) Hofstein, Ph.D. joined us as a member of our board of directors in December 2020 in connection with our initial public offering (“IPO”). From 2009 to March 2020, Dr. Hofstein was President and Chief Executive Officer of Toronto Innovation Acceleration Partners, or TIAP. TIAP, formerly named MaRS Innovation, is a consortium of leading universities, teaching hospitals and other institutions and research institutes with the mandate of identifying life sciences and other technology research from within the consortium and investing in newly-created or other early-stage ventures organized to advance and commercialize scientific breakthroughs. Industry partners of TIAP include Amgen, Baxter, GlaxoSmithKlein, Johnson & Johnson, Merck, Pfizer, and Takeda. Over 50 new life sciences and other healthcare-related companies were launched and/or financed during Dr. Hofstein’s tenure with TIAP. Dr. Hofstein has been a founder, executive and/or director, including serving as chairman, with a number of TIAP biopharmaceutical, biotechnology and other healthcare-related portfolio companies, including: Fibrocor Therapeutics, Inc., a private biotechnology company targeting fibrotic diseases; Encycle Therapeutics Inc., a private biotechnology company which was acquired for consideration of up to approximately $80 million in 2019 by Zealand Pharma A/S (Nasdaq: “ZEAL”), a publicly-traded biotechnology company; Notch Therapeutics Inc., a private biotechnology company focused on gene-edited T cell therapies, which has a strategic partnership with Allogene Therapeutics, Inc. (Nasdaq: “ALLO”), a publicly-traded biotechnology company; and Triphase Accelerator, a private Toronto-based drug development company which entered into a strategic partnership with Celgene relating to early-stage oncology assets. From 1990 to 2009, Dr. Hofstein was President and Chief Executive Officer of Hadasit Ltd., the technology transfer company of Hadassah University Hospital, the teaching hospital of Hebrew University. Dr. Hofstein also founded and, from 2006 to 2011, was Chairman of Hadasit Bio-Holdings Ltd., a then publicly-traded holding company for biopharmaceutical and biotechnology companies (TASE: “HDST”). Dr. Hofstein has been a founder, executive and/or director, including serving as chairman, of subsidiaries and affiliates of Hadasit, including: BioLineRx Ltd. (Nasdaq: “BLRX”); Exalenz Bioscience Ltd., a TASE-listed company which was acquired by Meridian Bioscience, Inc. (Nasdaq: “VIVO”); and KAHR Medical Ltd., a private biotechnology company developing immune-oncology therapies. During this period, Dr. Hofstein was also a Venture Partner at Medica Venture Partners, a leading medical technology venture capital firm in Israel, and a director of Evogene Ltd., a publicly-traded company on Nasdaq (Nasdaq: “EVGN), and LifeBond Limited Ltd., which was acquired by C.R. Bard. Previously, Dr. Hofstein was Vice President — Business Development for Ecogen Inc., a publicly-traded agricultural biotechnology company on Nasdaq until its acquisition by Monsanto, prior to which he was a Scientific Director for Ecogen in Israel. Dr. Hofstein has also been an officer, director and/or advisor of numerous not-for-profit life sciences-related entities, including: Centre for Commercialization of Regenerative Medicine, or CCRM, a public/private consortium supporting the development of gene and cell therapies and regenerative medicine; Life Sciences Ontario, an organization seeking to advance the life sciences sector in Ontario; and Clinical Trials Ontario, an independent organization established to advance patient care. Previously, Dr. Hofstein was Scientific Director of Biotechnological Applications Ltd. and Manager of Research and Development and Chief of Immunochemistry at the International Genetic Scientific Partnership, both pivotal organizations in the development of Israel’s biotechnology industry. Dr. Hofstein co-founded the Israel Life Science Industry Organization, or ILSI, and the Israel Tech Transfer Network, or ITTN, both private organizations seeking to advance the life sciences sector in Israel. We believe Dr. Hofstein is well-qualified to be on our board of directors due to his broad experience across multiple scientific and medical sectors for numerous public and private biopharmaceutical, biotechnology and pharmaceutical companies; his role as a founder or member of the founding team for many private and public biopharmaceutical, biotechnology and other medical technology companies, including in his capacities as Chairman and/or President and Chief Executive Officer of TIAP and Hadasit; his corporate governance experience gained by serving as a member of numerous board of directors, including as chairman, and various board committees and his widespread relationships throughout the biotechnology ecosystem, including entrepreneurs, managers and private equity and venture capital investors on a global basis.
Dr. Hofstein received his B.Sc. in Chemistry and Physics from Hebrew University and his M.Sc. and Ph.D. in Life Sciences and Chemistry from the Weizmann Institute of Science. Dr. Hofstein was awarded the Chaim Weizmann Post-Doctoral Fellowship and the Hereditary Disease Foundation Fellowship while completing his post-doctoral training and research in the Department of Neurobiology at Harvard Medical School.

David S. Battleman, M.D. joined us as a director in December 2020 in connection with our IPO. He was a Senior Advisor to us from November 2019 until his appointment as a director. Since 2012, Dr. Battleman has served as the Founding Principal of TrueNorth Lifesciences, which provides strategic consulting and financial advisory services relating principally to drug development, acceleration, optimization and commercialization for early-stage life sciences companies. Dr. Battleman was previously a Senior Principal in the research and development and commercial strategy practice at IMS Health Holdings, Inc., a Fortune 500 company providing data and consulting services to the pharmaceutical industry. Prior to joining IMS Health, Dr. Battleman was a Consultant in the healthcare practice of Bain & Company, a leading management consulting firm, and a Director at Pfizer Inc., one of the world’s largest pharmaceutical companies, with responsibility for value-based product strategies for various early-stage and established pharmaceutical products. Dr. Battleman was also an Assistant Professor at Weill Medical College of Cornell University. From August 2017 until June 2021, Dr. Battleman was a director of PAVmed Inc. (Nasdaq: “PAVM”). We believe Dr. Battleman is well-qualified to serve on our board of directors due to his extensive experience spanning across academia, the pharmaceutical industry and management consulting, as well as his widespread investor relationships resulting from advising investors, including family offices and institutions, in connection with biotech-related and other healthcare investments.
Dr. Battleman received his B.A. in Biology from The Johns Hopkins University, his M.D. from the Weill Medical College of Cornell University, his MSc. from the Harvard T.H. Chan School of Public Health and his M.B.A. from The Wharton School at the University of Pennsylvania.
The biographies of the directors for the Class B directors (for terms expiring in 2022) are as follows:
Joshua R. Lamstein has been a Chairman and a director since our inception. Mr. Lamstein became sole Chairman in October 2020. Since 2014, Mr. Lamstein has also been Vice Chairman of HCFP and Co-Chairman and Co-Managing Partner of HCFP/Capital Partners. HCFP/Capital Partners is a co-founder of Scopus. Mr. Lamstein is also a senior officer and/or director of other portfolio companies of HCFP/Capital Partners. He also serves as a Venture Partner of a seed-stage venture fund with approximately $100 million of assets under management. Mr. Lamstein has worked in venture capital and private equity for over 20 years, including as a Managing Director of GF Capital Private Equity Fund, a $240 million middle market private equity fund, and as a Partner of LMS Capital, a FTSE 250 London Stock Exchange-listed investment trust. Mr. Lamstein initiated the trust’s presence in San Francisco and Silicon Valley. He began his career in private equity at Apollo Advisors, a global alternative investment manager now known as Apollo Global Management, Inc. Prior thereto he was an investment banker in New York and London at Lehman Brothers. Mr. Lamstein has been a member of the board of directors of numerous private and public companies including, in his capacity as a Venture Partner, the following portfolio companies: Canvs.ai, Feed.fm, Rocksbox and TrueAnthem. Previously, from 2013 until 2018, Mr. Lamstein was a director of Penske Media Group, a private global media company, as a designee of the Quadrangle Group, a private equity firm; and, from 2015 until February 2018, he was a director of PAVmed Inc. (Nasdaq: “PAVM”). Mr. Lamstein is also a Senior Advisor to John Snow, Inc. and JSI Research & Training Institute, Inc., a non-profit global public health management consulting and research organization dedicated to improving the health of individuals and communities throughout the world. Mr. Lamstein is also on the Board of Trustees of World Education, Inc., a non-profit organization that provides training and technical assistance in literacy, health and HIV and AIDS education around the world. We believe Mr. Lamstein is well-qualified to be on our board of directors due to his broad experience in private equity, venture capital, and investing in and managing early-stage ventures, his widespread relationships in the private equity and venture capital communities and his knowledge of public healthcare.
Mr. Lamstein received his B.A., with honors, from Colgate University and his M.B.A. from the MIT Sloan School of Management.
David A. Buckel, CMA joined us as a director in December 2020 in connection with our IPO. He was a Senior Advisor to us from November 2019 until his appointment as a director. Since 2007, Mr. Buckel has served as President and Managing Director of BVI Venture Services, an outsourced provider of financial, accounting, management, and other professional services to private and small public companies. From 2014 until June 2021, Mr. Buckel served as a director, head of the audit committee and a member of the nominating and corporate governance committees of SharpSpring, Inc. (Nasdaq: “SHSP”), a publicly-traded company which has recently announced that it would be acquired by Constant Contact, Inc. for approximately $240 million. Mr. Buckel previously served as an officer, including as chief financial officer, and/or director of numerous additional private and Nasdaq-listed public companies. We believe Mr. Buckel is well-qualified to serve on our board of directors due to his broad experience as a board member and Chief Financial Officer of numerous private and publicly-traded emerging growth companies, his deep knowledge of public accounting and corporate governance, and his expertise in serving on board committees, especially as a member and/or head of public company audit committees.
Mr. Buckel received his B.S. in Accounting from Canisius College and his M.B.A. from the Syracuse University Martin J. Whitman School of Management. Mr. Buckel is a Certified Management Accountant.
Ashish P. Sanghrajka has been a director of the Company since June 2020. Mr. Sanghrajka was also President of the Company from August 2019 until July 2021, when his employment was terminated as described below. For more than 25 years prior to joining us, Mr. Sanghrajka was an investment banker across multiple sectors, with a particular concentration in biotechnology, biopharmaceuticals, and pharmaceuticals. Most recently, Mr. Sanghrajka was Managing Director — Equity Capital Markets, at Mizuho Securities USA. Prior to joining Mizuho in 2011, Mr. Sanghrajka was a Managing Director in the United States for Collins Stewart, then a leading U.K.-based growth company investment bank, which acquired C.E. Unterberg, Towbin and subsequently was acquired by Canaccord Financial Inc. From 2002 to 2010, Mr. Sanghrajka was the Managing Partner of BIO-IB, a boutique investment bank specializing in licensing/partnering and mergers and acquisitions for emerging private and publicly-held healthcare companies, with an emphasis on biotechnology, biopharmaceuticals and pharmaceuticals. From 1994 to 2002, Mr. Sanghrajka was an investment banker specializing in healthcare and other growth sectors at ABN Amro Rothschild (including predecessors ING Barings and Furman Selz).
Mr. Sanghrajka received his B.S. in Engineering and Applied Sciences from the University of Rochester and his Certificate in Finance from the University of Rochester Simon Business School.
Paul E. Hopper has been a director of the Company since June 2020. Mr. Hopper was also non-executive co-chairman until October 2020. Mr. Hopper is Executive Chairman of Chimeric Therapeutics Limited, a CAR-T cell therapy company, which completed an initial public offering and began trading on the Australian Securities Exchange, or ASX (ASX: “CHM”), in January 2021. Mr. Hopper has also been a founder, senior officer and/or director of other publicly-traded biopharmaceutical companies, predominantly on the ASX, including: Imugene Limited (ASX: “IMU”); and Viralytics Ltd., previously traded on the ASX. Mr. Hopper is Chairman of the Life Sciences Portfolio Managers Trust.
Mr. Hopper received a B.A. from the University of New South Wales in Sydney, Australia.
The biographies of the directors for the Class C directors (for terms expiring in 2023) are as follows:
Ira Scott Greenspan has been a Senior Advisor and director since our inception and Executive Committee Chairman since May 2019. Mr. Greenspan is Chairman and Chief Executive Officer of HCFP and Co-Chairman and Co-Managing Partner of HCFP/Capital Partners, and certain other affiliates of HCFP. Each of HCFP and Mr. Greenspan is a co-founder of Scopus. For more than 27 years, Mr. Greenspan has been a senior executive, partner and/or director of HCFP and its predecessors and related entities, including having served as Chairman and Co-Managing Partner of HCFP/Brenner Equity Partners, the indirect majority shareholder of HCFP/Brenner Securities LLC, a middle market investment bank originally founded by former senior executives and directors of Drexel Burnham Lambert. For more than five years prior to entering the financial services industry, Mr. Greenspan was a corporate and securities lawyer at leading New York law firms, including as a Partner of the New York predecessor of Blank Rome. He began his law career at the New York predecessor of Sidley Austin. Mr. Greenspan has been chairman and/or a member of the boards of directors of numerous public and private companies, most recently including: PAVmed Inc., a publicly-traded multi-product medical device company (Nasdaq: “PAVM”), of which he was a co-founder and Senior Advisor and/or director from inception in 2014 until October 2018; Co-Chairman and a director of Global Sports Properties, an owner of a portfolio of sports assets, or GSP; and an officer, director and/or senior advisor to certain of its affiliates and subsidiaries. Mr. Greenspan worked in the Branch of Small Issues of the Division of Corporation Finance in the New York Regional Office of the Securities and Exchange Commission during law school and advised family offices on the then increasing internationalization of securities markets and the evolving extraterritorial scope of the U.S. securities laws, resulting from both regulatory and judicial action. We believe Mr. Greenspan is well-qualified to be on our board of directors due to his significant experience advising entrepreneurial growth companies as both a financial services executive and corporate and securities lawyer, his pioneering role in numerous innovative corporate finance products and strategies, his role as a founder or founding advisor of numerous private and public companies, including biopharmaceutical, biotechnology and other medical technology companies, his investment experience with early-stage companies, his experience as a director of numerous private and publicly-traded companies, and his extensive relationships in the financial community.
Mr. Greenspan received his B.A., with high distinction, from Harpur College/Binghamton University, where he was elected to Phi Beta Kappa and Pi Sigma Alpha and was the recipient of the University Foundation Award recognizing him as one the top students in his graduating class. Mr. Greenspan received his J.D. from New York University School of Law, where he was on the Editorial Board of the Annual Survey of American Law, an honorary law journal.
Robert J. Gibson, CFA has been Vice Chairman, Secretary and Treasurer and a director since our inception. Since May 2016, Mr. Gibson also has been an Executive Vice President of HCFP and Co-Chairman of HCFP/Capital Markets LLC, a middle-market investment bank. Until joining HCFP, Mr. Gibson was Senior Vice President — Investment Banking, specializing in biotechnology, biopharmaceutical and specialty pharmaceutical companies, at CRT Capital Group LLC, a middle market investment bank. Mr. Gibson rejoined CRT in 2014 after having been previously employed at such firm from 2003 to 2008, most recently as a Vice President — Investment Banking, specializing in healthcare. Mr. Gibson began his career in the Healthcare Investment Banking Group at Bear, Stearns & Co. Inc. From 2009 to 2014, Mr. Gibson was Senior Vice President, overseeing healthcare investments, at Balance Point Capital Partners, L.P., a middle market private equity fund, which, together with a related fund, then had approximately $150 million of assets under management. We believe Mr. Gibson is well-qualified to be on our board of directors due to his extensive experience in both investment banking and private equity, including advising, raising capital, and investing in biotechnology, biopharmaceutical specialty pharmaceutical and other healthcare companies.
Mr. Gibson is a Chartered Financial Analyst, or CFA. Mr. Gibson received his B.A., magna cum laude, from Amherst College.
David Weild IV joined us as a director in December 2020 in connection with our IPO. He was a Senior Advisor to us from November 2019 until his appointment as a director. For more than 15 years, Mr. Weild has been Chairman and Chief Executive Officer of Weild & Co. (including its predecessors), a boutique investment bank focused on emerging growth companies. From 2008 to 2013, Mr. Weild also served concurrently as Senior Advisor — Capital Markets for Grant Thornton, a global public accounting firm. From 2000 to 2003, Mr. Weild was Vice Chairman of Nasdaq and served as a member of Nasdaq’s Executive Committee. For more than 13 years prior to joining Nasdaq, Mr. Weild was an executive of Prudential Securities Inc., including Head of Corporate Finance, Head of the Global Equities Transaction Group and President of Prudentialsecurities.com. Mr. Weild is a director of BioSig Technologies Inc. (Nasdaq: “BSGM”) and, from 2015 until June 2021, he was a director of PAVmed Inc. (Nasdaq: “PAVM”), both medical technology companies. Mr. Weild is a recognized expert on capital formation and capital markets structure and co-authored a number of definitive white papers that were key catalysts for new legislation and regulatory reforms, including the JOBS Act. We believe Mr. Weild is well-qualified to serve on our board our directors due to his experience serving on the boards of directors of multiple medical technology companies, including his service on audit committees, extensive expertise in corporate finance, his deep knowledge and recognized leadership in capital formation and capital markets structure and his widespread relationships in the financial community.
Mr. Weild received his B.A. from Wesleyan University and M.B.A. from New York University Stern School of Business. Mr. Weild also studied at the Sorbonne, Ecoles des Hautes Etudes Commerciales (HEC Paris) and the Stockholm School of Economics.
Additional Information
As disclosed in the Form 8-K filed by the Company on July 9, 2021, the Audit Committee of the Board commenced an internal review of Messrs. Sanghrajka and Hopper. The review has been conducted by the

Audit Committee with the assistance of outside counsel, Boies Schiller Flexner LLP. The review has focused on possible breaches of fiduciary duties and contractual obligations by, and certain other matters relating to, Messrs. Sanghrajka and Hopper. As a result of such internal review, the Audit and Executive Committees of the Board requested the resignations of Messrs. Sanghrajka and Hopper from the Board. On August 24, 2021, the Company was advised that, at this point, Mr. Sanghrajka and Mr. Hopper are not resigning from the Board. As further disclosed in the Form 8-K, on July 2, 2021, the Company terminated the employment of Mr. Sanghrajka, as President, in accordance with the terms of his amended and restated employment agreement, pursuant to which the Company has no further financial obligations.
Required Vote and Board Recommendation
If a quorum is present, the two nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for Proposal 1, your broker will not have the authority to vote your shares. Abstentions and broker non-votes, if any, will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.
Dr. Laster has notified the Company of his intent to nominate a slate of two nominees for election to the Board at the Annual Meeting. The Board has reviewed the director nominees proposed by Dr. Laster and determined that voting “FOR” Dr. Laster’s nominees is not in the best interests of the Company or its stockholders, and accordingly recommends that you vote “FOR” the election of each of the two nominees proposed by the Board on the WHITE proxy card. The Company believes that, among other reasons, the following factors support the Board’s determination NOT to endorse either of Dr. Laster’s nominees and to recommend that you vote “FOR” the election of each of the Company Nominees on the WHITE proxy card:
•
Both of the Company Nominees have experience serving on boards of public companies in the United States, while, based upon information provided in Dr. Laster’s notice, Dr. Laster’s nominees have limited or no experience serving as directors of publicly-traded companies in the United States.

•
Each of the Company Nominees has skills and experience that the Board believes makes them well-qualified to serve on the Board. Dr. Battleman has extensive experience spanning across academia, the pharmaceutical industry and management consulting, as well as widespread investor relationships resulting from advising investors, including family offices and institutions, in connection with biotech-related and other healthcare investments. Dr. Hofstein has broad experience across multiple scientific and medical sectors for numerous public and private biopharmaceutical, biotechnology and pharmaceutical companies, has served as a founder or member of the founding team for many private and public biopharmaceutical, biotechnology and other medical technology companies, including in his capacities as Chairman and/or President and Chief Executive Officer of TIAP and Hadasit, has corporate governance experience gained by serving as a member of numerous boards of directors, including as chairman, and various board committees and has financial expertise that qualifies him to serve as a member of the Audit Committee of the Board. The Company Nominees have strong track records in creating, growing and preserving shareholder value.

•
In contrast, Dr. Laster’s nominees have limited experience as officers and directors of publicly-traded companies in the United States and, consequently, a limited track record upon which to make a determination about their ability to build shareholder value in such companies. Many of these companies, as well as various private companies which Dr. Laster’s nominees were associated, were unable to successfully implement their business plans and ultimately failed. Mr. Levine was CEO of XTL Biopharmaceuticals, a company which trades on the Tel Aviv Stock Exchange and the Nasdaq Capital Market as a foreign private issuer. A foreign private issuer is subject to a lower level of disclosure than United States-based companies. Mr. Levine was also CEO of Proteologics, a company that traded on the Tel Aviv Stock Exchange. XTL is a company that has attempted to reinvent itself numerous times, including having purchased an equity stake in Proteologics. Such a transaction is one example of numerous attempts to reinvent XTL through related party transactions. Dr. Laster was at one time also affiliated with an earlier unsuccessful iteration of XTL. Mr. Hacham has no experience serving as an officer or director of a public company. He currently serves as CFO of OncoHost, a private company of which Dr. Laster is chairman. Mr. Hacham previously served as CEO of a private biotechnology incubator with companies having a mixed track record.
•
Over time, Dr. Laster’s attention to Scopus has waned and since Dr. Laster submitted his resignation from certain positions with the Company in June 2020, he has had limited involvement with the Company and has declined to engage with representatives of the Company on various matters.

The Board recommends that you vote “FOR” all of the Company Nominees listed on the WHITE proxy card.

CORPORATE GOVERNANCE
Scopus, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Composition of our Board of Directors
Our board of directors currently consists of nine members. In accordance with our Certificate of Incorporation, our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the annual meeting that is three years following the election. The terms of the Class A, Class B and Class C directors expire at the 2021, 2022 and 2023 annual meetings of stockholders, respectively. Our directors are divided among the three classes as follows:
Class A: Raphael (“Rafi”) Hofstein, Ph.D. and David S. Battleman, M.D.
Class B: Joshua R. Lamstein, David A. Buckel, Ashish P. Sanghrajka and Paul E. Hopper
Class C: Ira Scott Greenspan, Robert J. Gibson, and David Weild IV
Our Certificate of Incorporation provides that the authorized number of directors comprising our board of directors shall be fixed by a majority of the total number of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the classes as nearly equally as possible. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal.
Director Independence
Drs. Battleman and Hofstein and Messrs. Buckel, Weild and Hopper is each considered an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Board Committees, Meetings and Attendance
During 2020, the Board held 10 meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2020, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member, except for Dr. Laster who did not attend either of the two board meetings held while he was still a director.
The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.scopusbiopharma.com in the “Corporate Governance” section under “Investors.” As of August 16, 2021, the following table sets forth the membership of each of the Board committees listed below.

Name	Audit Committee	Compensation Committee	Nominating Committee	Executive Committee
Joshua R. Lamstein*				Member
Robert J. Gibson, CFA				Member
Ashish P. Sanghrajka
Ira Scott Greenspan				Chairman
David S. Battleman, M.D.			Member
David A. Buckel, CMA	Chairman	Member
Raphael (“Rafi”) Hofstein, Ph.D.	Member	Chairman	Member
Paul E. Hopper
David Weild IV	Member		Chairman

*
Chairman of the Board of Directors

Audit Committee
We maintain an Audit Committee of the board of directors, which consists of Messrs. Buckel and Weild and Dr. Hofstein, each of whom is an independent director under Nasdaq’s listing rules. Mr. Buckel is the Chair of the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•
discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•
discussing with management major risk assessment and risk management policies;

•
monitoring the independence of the independent auditor;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•
appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Financial Experts on Audit Committee
The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq listing rules. Nasdaq listing rules define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
In addition, we must certify to Nasdaq that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that each of Messrs. Buckel and Weild and Dr. Hofstein each qualify as an “audit committee financial expert,” as defined under rules and regulations of the SEC.
The Audit Committee did not meet during 2020 as it was established in connection with our IPO in December 2020.
Compensation Committee
We maintain a compensation committee of the board of directors, which consists of Dr. Hofstein and Mr. Buckel, each of whom is an independent director under Nasdaq’s listing rules. Dr. Hofstein is the Chair of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our executive officers and evaluating our executive officers’ performance in light of such goals and objectives;

•
reviewing and approving the compensation of all of our executive officers (including through our management services agreements described below);

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•
if required, producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee did not meet during 2020 as it was established in connection with our IPO in December 2020. We did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2020.
Nominating Committee
We maintain a nominating committee of the board of directors, which consists of Mr. Weild and Drs. Battleman and Hofstein, each of whom is an independent director under Nasdaq’s listing rules. Mr. Weild is the Chair of the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.
The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:
•
should have demonstrated notable or significant achievements in business, education, or public service;

•
should possess the requisite intelligence, education, and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.
The Nominating Committee did not meet during 2020 as it was established in connection with our IPO in December 2020.
Executive Committee
We maintain an executive committee of the board of directors, which consists of Messrs. Greenspan, Lamstein and Gibson. Mr. Greenspan is the Chair of the executive committee. The role of the executive committee includes, but is not limited to, implementing the Board’s fiduciary, strategic, and other plans, policies, and decisions consistent with the company’s vision, mission, and guiding principles. The executive committee assists the company in decision making between meetings of the board of directors or in circumstances where the full board of directors may not be immediately available, and any such decisions will be reviewed at the next regularly scheduled or special board meeting, as the case may be. The executive committee can act on behalf of the entire board of directors, except with respect to any matters that (1) are expressly delegated to other committees of the board of directors, (2) are under active review by the board of directors or another committee of the board of directors, unless the board of directors specifically authorizes such action, or (3) under General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation or Bylaws, cannot be delegated by the board of directors to a committee of the board of directors.
Communications with Directors
The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, Scopus BioPharma Inc., 420 Lexington Avenue, Suite 300, New York, New York, 10170. Our Secretary will review and forward correspondence to the appropriate person or persons.
All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.
Family Relationships
There are no family relationships among our directors and executive officers, or person nominated or chosen by the Company to become a director or executive officer.
Involvement in Certain Legal Proceedings
Except as hereinafter set forth, we are not a party to any litigation. On April 7, 2021, Morris C. Laster, M.D., a co-founder of the company, filed a Schedule 13D in which he claims sole beneficial ownership of certain shares. Such Schedule 13D sets forth that Dr. Laster has initiated litigation against us in the Delaware Court of Chancery with respect to ownership of 3,500,000 shares of our Common Stock. The Company initially moved to dismiss this lawsuit in its entirety but on September 3, 2021, the Company withdrew its motion to dismiss Dr. Laster’s lawsuit. The outcome of such litigation (or the interpleader litigation described below) may affect who has the right to vote the 3,500,000 shares that are subject to such litigation. Moreover, it is not likely that this litigation (and the interpleader litigation described below) will be resolved by the date of the Annual Meeting. The Schedule 13D also provides that Dr. Laster has determined to vote against the future election of members of our board of directors. Separate from the foregoing, the company and Dr. Laster do not agree on numerous other matters, which creates the potential for additional litigation.
On August 25, 2021, a lawsuit was filed by Mr. Sanghrajka against the Company, HCFP/Capital Partners, and several unnamed individuals in the Supreme Court of New York, County of New York. The lawsuit alleges that Mr. Sanghrajka was wrongfully terminated as President of Scopus and that Scopus made false and defamatory statements about him. The lawsuit has not yet been served on either Scopus or HCFP. The Company believes the lawsuit is without merit.
On September 15, 2021, the Company filed an interpleader complaint against Dr. Laster, Laster Partners LLC, and Laster Family Partners LLC in the United States District Court for the Southern District of New York. The complaint is based on the Company’s determination that there are competing claims of ownership to 3,500,000 of Scopus’s shares by Dr. Laster and by Laster Partners LLC and Laster Family Partners LLC. Through this complaint, the Company seeks to have the issue of ownership determined in a single action and to enjoin Dr. Laster from continuing the action he filed against the Company in the Delaware Court of Chancery pending resolution of the interpleader lawsuit.
Litigation is highly unpredictable and the costs of litigation, including legal fees and expenses, could be significant. Given the inherent uncertainties, we may become subject to liabilities, including monetary damages. Any such liabilities could have a material adverse impact on our business, financial position, results of operations and cash flows.
Anti-Hedging Policy
The Company does not maintain a specific policy regarding the ability of the Company’s employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities (i) granted to the employee or director by the Company as part of the compensation of the employee or director or (ii) held, directly or indirectly, by the employee or director.
DIRECTOR COMPENSATION
Each of our non-executive directors receives annual director fees of $40,000. Audit committee, compensation committee and nominating committee members each receive an additional annual fee of $5,000. The chair of each of the audit, compensation and nominating committee receives an additional annual fee of $5,000. Directors who are also executive officers receive no additional compensation for serving as directors. Additionally, in connection with their initial appointment as directors, we granted each of our non-executive directors an option representing the right to purchase an aggregate of 100,000 shares exercisable at $5.50 per share, which was our IPO price per share. The options were issued under our stock plan and vest quarterly in arrears over 36 months. We will also reimburse directors for costs incurred in attending board and committee meetings.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
The following table sets forth, as of September 16, 2021, information regarding the beneficial ownership of our Common Stock by each person known to us to be or, to the best of our knowledge is or claims to be, the beneficial owner of more than 5% of our outstanding shares; each of our executive officers and directors; and all of our executive officers and directors as a group. Except as may be otherwise indicated, beneficial ownership reflected in the table is determined in accordance with Rule 13d-3 promulgated under the Exchange Act.
Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of September 16, 2021 by that stockholder are deemed outstanding.
Name and Address of Beneficial Owner(1)	No. of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
5% Stockholders
Morris C. Laster, M.D.(2)	6,006,000	33.2%
HCFP/Capital Partners 18B-2 LLC	3,000,000	14.2%
Moreglade Pty. Limited	1,903,636	10.2%
HCFP/Capital Partners 18B-1 LLC	1,350,000	7.5%
SCPS/Strategic Capital Partners LLC	1,068,016	5.6%
Directors and Executive Officers
Ira Scott Greenspan(3)	5,655,108	25.4%
Joshua R. Lamstein(4)	5,569,144	25.1%
Paul E. Hopper(5)	1,920,859	10.3%
Ashish P. Sanghrajka(6)	516,702	2.8%
Robert J. Gibson(7)	219,020	1.2%
David A. Buckel(8)	32,374	0.2%
David S. Battleman, M.D.(9)	26,433	0.1%
Raphael Hofstein, Ph.D.(10)	26,433	0.1%
David Weild IV(11)	26,433	0.1%
All directors and executive officers as a group (9 individuals)(3)(4)(5)(6)(7)(8)(9)(10)(11)	8,574,490	37.3%

(1)
Unless otherwise set forth, the business address of referenced holders is c/o Scopus BioPharma Inc., 420 Lexington Avenue, Suite 300, New York, New York 10170.

(2)
Based solely on information set forth in an amended Scheduled 13D filed by Dr. Laster on May 12, 2021 (the “13D”), includes: (i) 4,926,000 shares of Common Stock over which Dr. Laster claims sole beneficial ownership and (ii) 360,000 shares of Common Stock held by each of Chen Laster, Gabriella Laster and Sara Laster, or 1,080,000 shares of Common Stock in the aggregate, over which Dr. Laster claims shared beneficial ownership on account of Dr. Laster, Chen Laster, Gabriella Laster and Sara Laster constituting a group. See the section of this Proxy Statement entitled “Involvement in Certain Legal Proceedings” for additional information relating to the 13D and a dispute relating to the number of shares claimed to be owned by Dr. Laster. Laster Partners LLC and Laster Family Partners LLC (the “Shareholder LLCs”) are the record owners of an aggregate of 3,500,000 shares claimed to be owned by Dr. Laster. Such Shareholder LLCs and HCFP have advised the Company that Messrs. Lamstein and Greenspan and Dr. Laster were the initial three managers of the Shareholder LLCs and, accordingly, Dr. Laster does not have sole voting or sole dispositive power over such 3,500,000 shares held by the Shareholder LLCs. As a result, Dr. Laster may not have the ability to vote such shares at the Annual Meeting. The address for Dr. Laster provided in the 13D is 11 Reuven Shari St., Jerusalem, Israel.

(3)
Includes: (i) 1,350,000 shares of Common Stock held by HCFP/Capital Partners 18B-1 LLC (“18B-1”), of which Mr. Greenspan is a member and co-manager, (ii) 3,000,000 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by HCFP/Capital Partners 18B-2 LLC (“18B-2”), of which Mr. Greenspan is a member and co-manager, (iii) 73,334 shares of Common Stock and 66,668 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by HCP/Advest LLC (“HCP/Advest”), of which Mr. Greenspan is a member and sole manager, (iv) 1,068,016 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by SCPS/Strategic Capital Partners LLC (“SCP”), of which Mr. Greenspan is a co-manager, and (v) 9,850 shares of Common Stock held by certain other HCFP-related entities (“HCFP”). Accordingly, Mr. Greenspan is deemed to have shared voting and dispositive power over the shares of Common Stock held by 18B-1, 18B-2, SCP and HCFP and sole voting and dispositive power over shares of Common Stock held by HCP/Advest. Mr. Greenspan disclaims beneficial ownership of the shares of Common Stock held by these entities, except to the extent of his proportionate pecuniary interest therein. See footnote 2 above for information with respect to 3,500,000 shares of Common Stock that are subject to dispute and which are not included in Mr. Greenspan’s shares.
(4)
Includes (i) 1,350,000 shares of Common Stock held by 18B-1, of which Mr. Lamstein is a member and co-manager, (ii) 3,000,000 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by 18B-2, of which Mr. Lamstein is a member and co-manager, and (iii) 1,068,016 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by SCP, of which Mr. Lamstein is a co-manager. Accordingly, he is deemed to have shared voting and dispositive power over the shares of Common Stock held by 18B-1, 18B-2 and SCP. Mr. Lamstein disclaims beneficial ownership of the shares of Common Stock held by these entities, except to the extent of his proportionate pecuniary interest therein. Also includes an aggregate of 3,000 shares of Common Stock held by Mr. Lamstein’s minor children. See footnote 2 above for information with respect to 3,500,000 shares of Common Stock that are subject to dispute and which are not included in Mr. Lamstein’s shares.

(5)
Includes 1,400,000 shares of Common Stock and 503,636 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by Moreglade Pty. Limited, of which Mr. Hopper is a Director. Accordingly, he is deemed to have sole voting and dispositive power over the shares of Common Stock held by this entity. Mr. Hopper disclaims beneficial ownership of the shares of Common Stock held by this entity, except to the extent of his proportionate pecuniary interest therein.

(6)
Includes 107,922 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021. Also includes an aggregate of 80,000 shares of Common Stock and an aggregate of 28,780 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by Mr. Sanghrajka’s minor children.

(7)
Includes 210,052 shares of Common Stock and 6,668 shares of Common Stock issuable pursuant to outstanding W Warrants which are exercisable within 60 days of September 16, 2021 held by Dayber Snow LLC, of which Mr. Gibson is a member and co-manager. Accordingly, he is deemed to have shared voting and dispositive power over the shares of Common Stock held by this entity. Mr. Gibson disclaims beneficial ownership of the shares of Common Stock held by this entity, except to the extent of his proportionate pecuniary interest therein. Also includes an aggregate of 2,000 shares of Common Stock held by Mr. Gibson’s minor children.

(8)
Includes 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase our Common Stock which are exercisable within 60 days of September 16, 2021 and 5,941 shares of Common Stock held by BVI Venture Services LLC, of which Mr. Buckel is the sole owner. Accordingly, he is deemed to have sole voting and dispositive power over the shares of Common Stock held by BVI Venture Services LLC.

(9)
Represents 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase our Common Stock which are exercisable within 60 days of September 16, 2021.

(10)
Represents 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase our Common Stock which are exercisable within 60 days of September 16, 2021.

(11)
Represents 26,433 shares of Common Stock issuable pursuant to outstanding stock options to purchase our Common Stock which are exercisable within 60 days of September 16, 2021.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of such forms and written representations received by the Company from certain reporting persons, to our knowledge during the year ended December 31, 2020 all Section 16(a) filing requirements were complied with in a timely manner, except for the following: Dr. Laster, a holder who claims ownership of more than 10% of the Company’s common stock, and Mr. Hopper, a director of the Company, each failed to timely file a Form 3 report disclosing the shares of our common stock beneficially owned by them. The relevant Form 3 reports remain unfiled as of the date hereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation arrangements, we describe below transactions and series of similar transactions over the two most recently completed fiscal years, as well as the current fiscal year, to which we were a party or will be a party, in which:
•
The amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•
Any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Since inception, the services of our Chairman, Vice Chairman and Executive Committee Chairman have been provided to us pursuant to a management services agreement with HCFP/Portfolio Services LLC (“Portfolio Services MSA”). These executives commit a significant portion of their business time to us. In connection with the services provided by our executive officers under the Portfolio Services MSA and pursuant to other arrangements, as set forth below, such executives are supported by additional personnel of the entities which provide such services. The Portfolio Services MSA, as amended, provides for a monthly management services fee of $50,000 and a monthly fee for office space and facilities of $3,000. The aggregate management and office space and facilities fees paid or accrued under the Portfolio Services MSA were $420,000 and $576,000 in 2019 and 2020, respectively, and $318,000 through June 30, 2021. We are also obligated to reimburse reasonable and properly documented out-of-pocket expenses. HCFP/Portfolio Services LLC is an affiliate of HCFP Inc. and HCFP LLC (together, “HCFP”). These entities and other affiliated entities, including HCFP/Strategy Advisors LLC, (“Strategy Advisors”), HCFP/Direct Investments LLC (“Direct Investments”) and HCFP/Capital Partners (“Capital Partners”) are also affiliates of three of our directors. In addition to our arrangements with Portfolio Services, from time to time, we also obtain specialized strategy advisory services and we have engaged in other transactions with such entities. We paid an aggregate of $200,000 for such services in 2019. To assist us with our liquidity requirements, from time to time, HCFP and Direct Investments have invested in our securities, provided us with cash advances and paid certain expenses to third-parties on our behalf in an aggregate amount of approximately $250,000, of which $162,000 was invested in our private placements on the same terms as third-party investors in such private placements. Cash advances and expenses paid on our behalf aggregated approximately $88,000, all of which have been repaid in full as of July 2020. In April 2020, one of our directors invested $7,500 in our convertible notes and warrants on the same terms as unaffiliated investors. To further address our liquidity, Portfolio Services agreed to defer some of our payment obligations pursuant to the Portfolio Services MSA in the aggregate amount of $200,000. In June 2020, Portfolio Services agreed to exchange $200,000 of deferred payments into $200,000 of our convertible notes and warrants, also on the same terms as unaffiliated investors. Further, in June 2020, an affiliate of Capital Partners purchased 3,000,000 W Warrants in exchange for a $1,500,000 note. In addition to the foregoing amounts, HCFP and certain of its affiliates and related parties, have also invested in us prior to the periods covered herein. In 2019 and 2020, we retained HCFP/Capital Markets LLC (“Capital Markets”), of which an executive officer and director is an affiliate, to act as placement agent in connection with the sale of our equity and debt securities. We paid Capital Markets placement fees and other fees and non-accountable expense allowances, in the aggregate, of $113,551 in 2019 and $201,561 in 2020.
Since inception, pursuant to a management services agreement with Clil Medical Ltd. (the “Clil MSA”), an affiliate of Dr. Laster, Dr. Laster provided executive and management services to the Company. The Clil MSA was terminated in June 2020. We paid or accrued management services fees pursuant to the Clil MSA in the amounts of $300,000 and $128,333 in 2019 and 2020, respectively. Paul E. Hopper, a director of the company, provided services to us pursuant to a management services agreement with an affiliate of Mr. Hopper. Such agreement provided for a monthly fee of $12,500 and reimbursement of expenses. From June through October 2020, at which time Mr. Hopper resigned as Co-Chairman, we had paid $58,333 under such agreement. The Company does not intend to replace either of the foregoing management services agreements with any successor services agreements or arrangements. In June 2020, we entered into an amended and restated employment agreement with our former President with terms that are set forth in the Executive Compensation section of this Proxy Statement. In connection with the acquisition of Bioscience Oncology Pty., Ltd. (“Bioscience Oncology”), of which Mr. Hopper was Executive Chairman, we have paid total consideration, including milestone payments, and expense reimbursements of $290,000 in cash, 2,533,334 shares of Common Stock and 911,343 W Warrants, of which Mr. Hopper received $184,875 in cash, 1,412,666 shares of our Common Stock and 508,193 W Warrants. Mr. Sanghrajka, as a shareholder of Bioscience Oncology, received, as consideration, 380,000 shares of our Common Stock and 136,702 W Warrants, inclusive of 80,000 shares of our Common Stock and 28,780 W Warrants received by Mr. Sanghrajka’s minor children.
Transactions between us and any of our officers and directors or their respective affiliates are or will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Our Audit Committee Charter contains our related-party transaction policy, which will provide policies and procedures for related-party transactions that are consistent with Nasdaq and other accepted corporate governance standards.

MANAGEMENT AND EXECUTIVE COMPENSATION
Executive Officers and Certain Key Officers and Advisors
The following table sets forth the names, ages and positions of our executive officers and certain key officers and advisors as of August 16, 2021:
Name	Age	Position with the Company
Joshua R. Lamstein	52	Chairman
Robert J. Gibson, CFA	41	Vice Chairman
Aharon Schwartz, Ph.D	76	Senior Scientific Advisor and Executive Chairman — Scopus Israel
Alan D. Horsager, Ph.D.	48	President — Immuno-Oncology and President and Chief Executive Officer — Olimmune Inc.
Marcin Kortylewski, Ph.D.	49	Senior Scientific Advisor — Olimmune Inc.
Ira Scott Greenspan	62	Executive Committee Chairman
Summary Compensation Table
The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2020 and 2019, respectively, to our named executive officers.
Name and Principal Position	Year	Salary	Bonus	Awards	Compensation	Total
Joshua R. Lamstein	2020	—	—	—	$180,000	$180,000
Chairman	2019	—	—	—	$195,000	$195,000
Robert J. Gibson, CFA	2020	—	—	—	$180,000	$180,000
Vice Chairman	2019	—	—	—	$195,000	$195,000
Ashish P. Sanghrajka	2020	$300,000	$300,000	—	—	$600,000
President	2019	$125,000	$130,000	$397,204	—	$652,204
Ira Scott Greenspan	2020	—	—	—	$180,000	$180,000
Executive Committee Chairman	2019	—	—	—	—	—
Messrs. Lamstein, Gibson and Greenspan act in the positions referenced above and are compensated pursuant to the Portfolio services MSA. Morris C. Laster, M.D. (“Dr. Laster”) provided services to us pursuant to the Clil MSA from our inception until its termination in June 2020. Ashish P. Sanghrajka served as President, pursuant to an employment agreement, as amended and restated. As disclosed in the Form 8-K filed by the Company on July 9, 2021, on July 2, 2021, the Company terminated the employment of Mr. Sanghrajka as President, in accordance with the terms of his employment agreement. For additional information relating to compensation matters, see “Narrative to Summary Compensation Table,” below.
Narrative to Summary Compensation Table
Employment Agreements, Arrangements or Plans
For 2019 and 2020, the services of Joshua R. Lamstein, Robert J. Gibson and Ira Scott Greenspan, our Chairman, Vice Chairman and Executive Committee Chairman, respectively, were provided pursuant to the Portfolio Services MSA. Under the Portfolio Services MSA, we pay a monthly management services fee for executive management, financial and accounting management, general advisory and administrative and other services. We paid or accrued fees under the Portfolio Services MSA in the amounts of $390,000 and $540,000 in 2019 and 2020, respectively. For such years, we obtained the services of Dr. Laster pursuant to the Clil MSA providing for a monthly management services fee for services to have been provided by Dr. Laster and expense reimbursement. Under the Clil MSA, which was terminated in June 2020, the company paid or accrued fees in the amounts of $300,000 and $128,333 in 2019 and 2020, respectively.
In June 2020, we amended and restated the employment agreement of Ashish P. Sanghrajka. Under the amended agreement, Mr. Sanghrajka served as our President and was appointed as a director, in connection with which he relinquished his role as chief financial officer. The term of the amended agreement ran through December 31, 2022 and thereafter was subject to annual renewal terms if not otherwise terminated. The amended agreement provided for payment of an annual base salary of $300,000 for 2020, with increases to $360,000 and $414,000 for the years ended December 31, 2021 and 2022, respectively. A guaranteed bonus of $300,000 was paid for the year ended December 31, 2020. Guaranteed bonuses of $324,000 and $372,000 were payable for the years ending December 31, 2021 and 2022, respectively. If renewed thereafter, target bonuses would have be established for Mr. Sanghrajka. Mr. Sanghrajka also could have earned bonuses of $500,000 and $1,000,000, half payable in cash and half payable in shares of our Common Stock, if the company achieved a market capitalization after one year from the date of its initial public offering of $250,000,000 and $500,000,000, respectively, measured over a 30 consecutive trading day period. The amended agreement maintained in effect the confidentiality and the restrictive covenants set forth in the initial employment agreement. As disclosed in the Form 8-K filed by the Company on July 9, 2021, on July 2, 2021, the Company terminated the employment of Mr. Sanghrajka as President, in accordance with the terms of his amended employment agreement, pursuant to which the Company has no further financial obligations.
Outstanding Equity Awards at Fiscal Year End
The following table sets forth the outstanding equity awards for our named executive officers as of December 31, 2020:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Ashish P. Sanghrajka	166,667	133,333	$3.00	July 31, 2029
As disclosed in the Form 8-K filed by the Company on July 9, 2021, on July 2, 2021, the Company terminated the employment of Mr. Sanghrajka as President, in accordance with the terms of his amended employment agreement. As a result, all of Mr. Sanghrajka’s outstanding vested and unvested stock options immediately terminated and ceased to be exercisable.
We have no outstanding stock awards to any executive officer.
2018 Equity Incentive Plan
On September 24, 2018, our board of directors and stockholders adopted our 2018 Equity Incentive Plan, or the stock plan. The stock plan is designed to enable us to offer our employees, officers, directors, and consultants whose past, present and/or potential contributions to us have been, are or will be important to our success, an opportunity to acquire a proprietary interest in us. The various types of incentive awards that may be provided under the stock plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business. The stock plan, as amended, reserves 2,400,000 shares of Common Stock for issuance in accordance with the stock plan’s terms.
All our officers, directors, employees, and consultants, as well as those of our subsidiaries, are eligible to be granted awards under the stock plan. An incentive stock option may be granted under the stock plan only to a person who, at the time of the grant, is an employee of ours or our subsidiaries. All awards are subject to approval by the board of directors. As of August 16, 2021, 800,000 stock options are outstanding under the stock plan.
Administration
The stock plan is administered by our board of directors. Subject to the provisions of the stock plan, the board of directors determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.
Stock Subject to the Plan
Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the stock plan. Shares of Common Stock that are surrendered by a holder or withheld by the company as full or partial payment in connection with any award under the stock plan, as well as any shares of Common Stock surrendered by a holder or withheld by the company or one of its subsidiaries to satisfy the tax withholding obligations related to any award under the stock plan, shall not be available for subsequent awards under the stock plan.
Under the stock plan, on a change in the number of shares of Common Stock as a result of a dividend on shares of Common Stock payable in shares of Common Stock, Common Stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of Common Stock as a whole, the terms of the outstanding award will be proportionately adjusted.
Eligibility
Awards may be granted under the stock plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.
Types of Awards
Options.   The stock plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code (the “Code”) and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the stock plan. The board determines the exercise price per share of Common Stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of Common Stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of Common Stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year, measured at the date of the grant, may not exceed $100,000 or such other amount as may be subsequently specified under the Code or the regulations thereunder. An incentive stock option may only be granted within a ten-year period commencing on September 24, 2018 and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the board may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of Common Stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two.
Generally, stock options granted under the stock plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, the holder’s guardian, or legal representative. If the holder is an employee, no stock options granted under the stock plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or such other greater or lesser period as the board may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or a subsidiary of ours, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board may determine or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the board may determine but not beyond the balance of the stock option’s term.
Stock Appreciation Rights.   Under the stock plan, stock appreciation rights may be granted to participants who have been, or are being, granted stock options under the stock plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash or without regard to the grant of options. A stock appreciation right entitles the holder to receive an amount equal tote excess of the fair market value of a share of Common Stock over the grant price of the award which cannot be less than the fair market value of a share at the time of grant.
Restricted Stock.   Under the stock plan, shares of restricted stock may be awarded either alone or in addition to other awards granted under the stock plan. The board determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time, or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.
Restricted stock awarded under the stock plan may not be sold, exchanged, assigned, transferred, pledged, encumbered, or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the stock plan provides that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as we may designate, pay, or distribute on the restricted stock and the right to vote the shares.
Other Stock-Based Awards.   Under the stock plan, other stock-based awards may be granted, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed consistent with the purposes of the stock plan. These other stock-based awards may be in the form of deferred stock awards and stock issued in lieu of bonuses. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the stock plan.
Other Limitations.   The board may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right.
AUDIT COMMITTEE MATTERS
Audit Committee Report
The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.
As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.
In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Citrin Cooperman & Company, LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2020, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Citrin Cooperman & Company, LLP.
The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Citrin Cooperman & Company, LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Citrin Cooperman & Company, LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Citrin Cooperman & Company, LLP is independent from the Company and its management.
Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K, as amended, for fiscal year 2020 that was filed with the SEC.
AUDIT COMMITTEE MEMBERS
David A. Buckel, Chairman
David Weild IV
Raphael Hofstein, Ph.D.
The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.
Fees to Independent Registered Public Accounting Firm
The following table sets forth the aggregate fees paid to Citrin Cooperman & Company, LLP during 2020 and 2019 for audit services rendered in connection with the audits and reviews of our consolidated financial statements.

Description of Fees	2020	2019
Audit Fees	$185,825	$80,175
Audit-Related Services Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$185,825	$80,175
Pre-Approval of Audit and Non-Audit Services
Prior to engagement of an independent accounting firm for the next year’s audit, the Audit Committee is responsible for pre-approving the engagement of the independent accounting firm, and the projected fees for audit services, as well as pre-approving any audit-related services that we will incur separate and apart from the audit engagement. The fee amounts approved for the audit and any audit-related services are updated to the extent necessary at meetings of the Audit Committee during the year. In the year ended December 31, 2020, there were no fees paid to Citrin Cooperman & Company, LLP under a de minimis exception to the rules that waives pre-approval for certain non-audit services.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CITRIN COOPERMAN & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR
The Audit Committee of the Board has selected Citrin Cooperman & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.
Stockholder ratification of the selection of Citrin Cooperman & Company, LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Citrin Cooperman & Company, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Citrin Cooperman & Company, LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Required Vote and Board Recommendation
The affirmative vote of a majority of the shares present cast for or against the proposal is required to ratify the appointment of Citrin Cooperman & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion on Proposal 2 only to the extent that your broker has not provided you with Dr. Laster’s proxy materials. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends that you vote “FOR” the ratification of Citrin Cooperman & Company, LLP as our independent registered public accounting firm for the 2021 fiscal year on the enclosed WHITE proxy card.

Citrin Cooperman & Company, LLP Representatives at Annual Meeting
We expect that representatives of Citrin Cooperman & Company, LLP will be present telephonically at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

OTHER BUSINESS
The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the enclosed WHITE proxy card will vote the vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.
HOUSEHOLDING
The Company will not provide householding in connection with the solicitation of proxies.
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2022 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than May 19, 2022 (or if the date of the 2022 Annual Meeting is changed by more than 30 days from the anniversary of the Annual Meeting, then a reasonable time before the Company begins to print and send its proxy materials), after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 420 Lexington Avenue, Suite 300, New York, New York, 10170, Attn: Secretary.
Stockholders wishing to nominate one or more director candidates to be included in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting through the Company’s proxy access Bylaw provision must follow the submission criteria and deadlines set forth in our Bylaws concerning proxy access nominations. Proxy access director nominations to be included in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting must be received by our Secretary in writing at our corporate offices at 420 Lexington Avenue, Suite 300, New York, New York 10170 no earlier than the close of business on April 19, 2022, and no later than the close of business on May 19, 2022, or, if the date of the 2022 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the Annual Meeting, then not earlier than the close of business on the 150th day prior to the 2022 Annual Meeting and not later than the close of business on the later of (i) the 120th day prior to the 2022 Annual Meeting or (ii) the 10th day following the first date of public disclosure of the date of the 2022 Annual Meeting.
Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2022 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 420 Lexington Avenue, Suite 300, New York, New York, 10170 no earlier than the close of business on June 10, 2022, and no later than the close of business on July 10, 2022, or, if the 2022 Annual Meeting is to be held on a day which is more than 30 days in advance of the anniversary of the Annual Meeting or later than 60 days after the anniversary of the Annual Meeting, then not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2022 Annual Meeting and (ii) the close of business on the 10th day following the first date of public disclosure of the date of the 2022 Annual Meeting. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations.
ANNUAL REPORT
This Proxy Statement is accompanied by our 2020 Annual Report, which includes our audited financial statements. We have filed the 2020 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and at www.cesonlineservices.com/scps21_vm. In addition, upon written request to Scopus BioPharma Inc., Attention: Investor Relations, 420 Lexington Avenue, Suite 300, New

York, New York, 10170, we will mail a paper copy of our 2020 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. You may also read and copy any document we file with the SEC at www.cesonlineservices.com/scps21_vm.

APPENDIX A TO PROXY STATEMENT
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of the Board, certain officers and certain other employees of the Company are considered “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are considered “participants.”
1.
Directors and Nominees

The principal occupations of our directors and nominees are set forth under Proposal 1 of this Proxy Statement, titled “Election of Directors.” The names of our directors and nominees are David S. Battleman, M.D., Raphael Hofstein, Ph.D., Joshua R. Lamstein, David A. Buckel, Ashish P. Sanghrajka, Paul E. Hopper, Ira Scott Greenspan, Robert J. Gibson and David Weild IV and the business address of each such person is 420 Lexington Avenue, Suite 300, New York, New York 10170.
2.
Certain Officers and Other Employees

The following table sets forth the name and principal occupation of the Company’s officers and certain employees who are considered “participants.” The principal occupation refers to such person’s position with the Company, and the business address of each such person is 420 Lexington Avenue, Suite 300, New York, New York 10170.
Name	Principal Occupation
Joshua R. Lamstein	Chairman
Robert J. Gibson	Vice Chairman
Ira Scott Greenspan	Executive Committee Chairman

3.
Information Regarding Ownership of the Company’s Securities by Participants

Except as described in this Appendix A or in this Proxy Statement, none of the persons listed above under “Directors and Nominees” or “Certain Officers and Other Employees” owns any Company securities of record that they do not own beneficially. The number of Company securities beneficially owned by directors and named executive officers as of September 16, 2021 is set forth under the heading “Stock Ownership of Certain Beneficial Owners, Directors and Management” in this Proxy Statement. There are no other officers and employees who are considered “participants” who are not also directors and named executive officers.
4.
Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases of the Company’s securities during the past two years by the persons listed above under “Directors and Nominees” and “Certain Officers and Other Employees.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Company Securities Purchased (9/16/2019 through 9/16/2021)
Reporting Person	Transaction Date	No. of Securities	Security Type	Transaction Type	Transaction Description
David S. Battleman, M.D.
	12/15/2021	100,000	Stock Options	Acquisition	1
David A. Buckel
	12/15/2021	100,000	Stock Options	Acquisition	1
Robert J. Gibson
	02/24/2021	150	Common Stock	Acquisition	2

Reporting Person	Transaction Date	No. of Securities	Security Type	Transaction Type	Transaction Description
	02/25/2021	150	Common Stock	Acquisition	2
Ira Scott Greenspan
	06/05/2020	3,000,000	W Warrants	Acquisition	3
	02/16/2021	2,500	Common Stock	Acquisition	4
	02/17/2021	675	Common Stock	Acquisition	5
	02/18/2021	2,200	Common Stock	Acquisition	4
	02/22/2021	450	Common Stock	Acquisition	4
	02/23/2021	1,500	Common Stock	Acquisition	5
	02/24/2021	415	Common Stock	Acquisition	5
	02/25/2021	800	Common Stock	Acquisition	4
	07/23/2021	1,100	Common Stock	Acquisition	4
	07/26/2021	1,400	Common Stock	Acquisition	5
	07/27/2021	200	Common Stock	Acquisition	2
	07/31/2021	1,068,016	W Warrants	Acquisition	6
	08/17/2021	1,000	Common Stock	Acquisition	4
	08/18/2021	1,000	Common Stock	Acquisition	4
	08/19/2021	2,000	Common Stock	Acquisition	4
	08/20/2021	400	Common Stock	Acquisition	2
	08/23/2021	500	Common Stock	Acquisition	2
	08/24/2021	50	Common Stock	Acquisition	2
	08/27/2021	900	Common Stock	Acquisition	5
Raphael Hofstein, Ph.D.
	12/15/2021	100,000	Stock Options	Acquisition	1
Paul E. Hopper
	06/10/2020	706,333	Common Stock	Acquisition	7
	06/10/2020	508,193	W Warrants	Acquisition	8
	06/01/2021	706,333	Common Stock	Acquisition	9
Joshua R. Lamstein
	04/09/2020	$7,500	Convertible Notes	Acquisition	10
	06/05/2020	3,000,000	W Warrants	Acquisition	3
	02/19/2021	500	Common Stock	Acquisition	2
	02/22/2021	100	Common Stock	Acquisition	2
	02/23/2021	500	Common Stock	Acquisition	2
	07/23/2021	1,500	Common Stock	Acquisition	2
	07/31/2021	16,963	W Warrants	Conversion	11
	07/31/2021	1,068,016	W Warrants	Acquisition	6
	08/19/2021	800	Common Stock	Acquisition	2
	08/26/2021	200	Common Stock	Acquisition	2
	08/27/2021	200	Common Stock	Acquisition	2
Ashish P. Sanghrajka
	06/10/2020	190,000	Common Stock	Acquisition	12
	06/10/2020	136,702	W Warrants	Acquisition	13

Reporting Person	Transaction Date	No. of Securities	Security Type	Transaction Type	Transaction Description
	06/01/2021	190,000	Common Stock	Acquisition	14
David Weild IV
	12/15/2021	100,000	Stock Options	Acquisition	1

(1)
Stock option grant in connection with joining the company’s Board of Directors as an independent director.

(2)
Open market purchase by the named Reporting Person.

(3)
Private purchase by an entity of which the named Reporting Person is a member and co-manager. Accordingly, such Reporting Person is deemed to have shared voting and dispositive power over the securities held by such entity. Named Reporting Person disclaims beneficial ownership of securities held by this entity, except to the extent of their proportionate pecuniary interest therein.

(4)
Open market purchase by an entity controlled by the named Reporting Person.

(5)
Open market purchase including the aggregate number of securities acquired by both the named Reporting Person and entity controlled by such Reporting Person.

(6)
Represents W Warrants held by an entity of which the named Reporting Person is a co-manager, which became part of such Reporting Person’s beneficial ownership on the date indicated. Accordingly, such Reporting Person is deemed to have shared voting and dispositive power over the securities held by such entity. Named Reporting Person disclaims beneficial ownership of securities held by this entity, except to the extent of their proportionate pecuniary interest therein.

(7)
Represents shares of common stock received by the named Reporting Person and an entity controlled by such Reporting Person as a result of their ownership in Bioscience Oncology, Pty Ltd. (“Bioscience Oncology”), which was acquired by the company in June 2020.

(8)
Represents W Warrants received by the named Reporting Person and an entity controlled by such Reporting Person as a result of their ownership in Bioscience Oncology, which was acquired by the company in June 2020.

(9)
Represents shares of common stock received by the named Reporting Person and an entity controlled by such Reporting Person in connection with the satisfaction of a contingent milestone related to the acquisition of Bioscience Oncology.

(10)
Represents the initial principal amount of convertible notes purchased by the named Reporting Person.

(11)
Represents the number of W Warrants received upon conversion of the convertibles notes, pursuant to their terms, including all outstanding principal and accrued interest.

(12)
Represents shares of common stock received by the named Reporting Person and his minor children as a result of their ownership in Bioscience Oncology, which was acquired by the company in June 2020.

(13)
Represents W Warrants received by the named Reporting Person and his minor children as a result of their ownership in Bioscience Oncology, which was acquired by the company in June 2020.

(14)
Represents shares of common stock received by the named Reporting Person and his minor children in connection with the satisfaction of a contingent milestone related to the acquisition of Bioscience Oncology.

5.
Miscellaneous Information Concerning Participants

Except as described in this Appendix A or in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2020 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or in this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or any of its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.
Except as described in this Appendix A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2020 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Except as described in this Appendix A or in this Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

SCOPUS BIOPHARMA INC.NOTICE OF ANNUAL MEETING OF STOCKHOLDERSTo Be Held October 8, 2021THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Robert J. Gibson and Joshua R. Lamstein (collectively, the “Proxies”),and each of them acting individually or in the absence of others, with full power of substitution and resubstitution,as proxies to vote all of the shares of Scopus Biopharma Inc. (the “Company’’) that theundersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday,October 8, 2021 at 1:00 p.m. Eastern Daylight Time (including any adjournments or postponements thereof,the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on thereverse side hereof and in the Proxies’ discretion on such other matters as may properly come before theAnnual Meeting.The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders andaccompanying Proxy Statement and revokes all prior proxies for the Annual Meeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THEMANNER DIRECTED ON THE REVERSE SIDE HEREOF. ON PROPOSALS FOR WHICH A CHOICE IS NOTSPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THERECOMMENDATION OF THE BOARD OF DIRECTORS; IN SUCH CASE, THIS PROXY WILL BE VOTED“FOR” EACH OF THE COMPANY NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND INTHE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS, IF ANY, AS MAY PROPERLY COMEBEFORE THE ANNUAL MEETING.IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE WHITE PROXY CARD PROMPTLY. THANKYOU FOR VOTING.(Continued and to be dated and signed on reverse side)SEE REVERSE SIDE5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5WHITEPROXYCARDImportant Notice Regarding the Availability of Proxy Materials for the Annual MeetingThe Notice and Proxy Statement and Annual Report are available at www.proxyvoting.com/scps

Please mark voteas indicated inthis exampleXDate(Signature)(Signature if held jointly)When shares are held by joint tenants, both should sign. When signing asattorney, executor, administrator, trustee, guardian or other fiduciary,please give full title as such. If a corporation, please sign in full corporatename by the president or another authorized officer. If a partnership, pleasesign in full partnership name by an authorized person.PLEASE SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE5 TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED51. Election of each of Raphael (“Rafi”) Hofstein, Ph.D. and David S. Battleman,M.D. to serve as Class A directors on our Board of Directors to serve untilour 2024 Annual Meeting of Stockholders or until successors have been dulyelected and qualified.INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT”box and write the name(s) of the individual nominee on the line below:_______________________________________________________________________TO AUTHORIZE YOUR PROXYBY TELEPHONE OR INTERNETQUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE ( :Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returnedyour proxy card.AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/scps. You will be asked toenter a CONTROL NUMBER which is located in the lower right hand corner of this form.AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower righthand corner of this form.OPTION A: You are encouraged to review each proposal and select a voting choice before you submit yourproxy. Please press 0 in order to vote on each proposal separately.OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submita proxy. If you select this option, your shares will be voted in accordance with the recommendationsmade by the Board of Directors.Call ★ ★ Toll Free ★ ★1-888-887-2965There is NO CHARGE to you for this callCONTROL NUMBERfor Telephone/Internet Proxy AuthorizationInternet and Telephone voting is available through 11:59 P.M.Eastern Time on October 7, 2021.The Board of Directors unanimously recommends a vote “FOR” all of the Company nominees listed in Proposal 1 and “FOR” Proposal 2.2. Ratification of the appointment of Citrin Cooperman & FOR AGAINST ABSTAINCompany, LLP as our independent registered publicaccounting firm for the 2021 fiscal year.FOR ALL WITHHOLD ALL FOR ALL EXCEPT